SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 3, 2005



_________________Brandmakers, Inc._________________
(Exact Name of Registrant as Specified in Its
Charter)


_______________________Utah________________________
(State or Other Jurisdiction of Incorporation)


_____0-28184____
_______37-
1099747_______
(Commission File Number)
(IRS Employer
Identification
Number)


Need new address and phone #

(Address of Principal Executive
Offices)

(Zip Code)
 721 Crandon Blvd #308 Key
Biscayne, Fl
 33149
305-467-6699
(Registrant's Telephone Number, Including Area
Code)



_2901 Florida Ave #308 Coconut
Grove Fl._
__33133__
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see
General Instruction A.2. below):

?
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

?
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

?
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

?
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))









Item 1.01 Entry into a Material Definitive Agreement.
Item 3.02 Unregistered sale of Equity Securities.

     Brandmakers, Inc. (the "Company") has entered into agreements with Gary F. Labrozzi, Chairman, CEO and director, Joaquin Soler, President, COO, Ted Benghait, director, and Sandra Acosta, a consultant, for services to the Company.
Such agreements provide for compensation to such persons primarily in the Company?s common stock, including base compensation and and the agreements with Messrs. Labrozzi, Soler and Benghait provide for additional compensation based on revenues produced by the Company. Base compensation is as follows:
--------------------------------------------------------------
----------------------------------------------------------
                                                Initial
issuance of                  	     Shares to be issued upon

Name             			Shares of Common Stock
each anniversary
--------------------------------------------------------------
----------------------------------------------------------
Top of Form


Bottom of Form
 Gary F. Labrozzi  		8,000,000				250,000
Joaquin Soler			8,000,000				250,000
Ted Benghait			8,000,000				250,000
Sandra Acosta			150,000				50,000

      All such issuances are based on post reverse split shares of the Company?s common stock.

      The foregoing information with respect to the agreements does not set forth all of the terms of the agreements and is qualified in its entirety by reference to the agreements which are attached as Exhibits and incorporated herein by reference.

Item 8.01 Other Events.

	The Company has changed its business strategy to provide services to assist private and public companies in financial consulting and private investment banking activities. It intends to register as a business development company under the Investment Company Act of 1940. The timing of such application has not been determined.

Item 9.01  Financial Statements and Exhibits.

Exhibit 10.1   Agreement date February 25, 2005 with Gary F.
Labrozzi
Exhibit 10.2   Agreement date February 25, 2005 with Joaquin
Soler
Exhibit 10.3   Agreement date February 25, 2005 with Ted
Benghait
Exhibit 10.4   Agreement date February 25, 2005 with Sandra
Acosta

               Attached hereto as Exhibit 10.1 is a copy of the Agreement dated October 27, 2004 among the Company, Robert
Palmquist,  Geoff Williams, Joy Williams, Gary F. Labrozzi and
Joaquim Soler.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BRANDMAKERS, INC.
                                            ------------------
--------------
        S/ Gary F. Labrozzi
                                            Chairman

March 1, 2005